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                                                                       Exhibit 1


                                  Conn's, Inc.


                              [__________] SHARES*
                                  Common Stock

                                ($0.01 par value)

                             UNDERWRITING AGREEMENT

                                ___________, 2003

Stephens Inc.
SunTrust Capital Markets, Inc.
 As Representatives of the several
 Underwriters named in Schedule I hereto.
c/o Stephens Inc.
111 Center Street
Little Rock, Arkansas  72201

Ladies and Gentlemen:

     Conn's, Inc., a Delaware corporation (the "Company"), and Thomas J. Frank, Sr., as the selling stockholder (the "Selling Stockholder"), severally and not jointly confirm their agreement with the several underwriters (the "Underwriters") for whom you are acting as representatives (the
"Representatives") as follows:

     The Company proposes to issue and sell [_________] shares of its authorized and unissued common stock, par value $0.01 per share, (the "Company Shares"), and the Selling Stockholder proposes to sell [________] shares of the issued and outstanding common stock of the Company (the "Selling Stockholder Shares"), to the Underwriters. The Company Shares and the Selling Stockholder Shares are hereinafter collectively referred to as the "Underwritten Shares." The Company's common stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned. For the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the Company grants to the Underwriters an option (the "Option") to purchase all or any part of an additional [__________] shares of the Company's common stock from the Company (the "Option Shares"). The Underwritten Shares and the Option Shares purchased pursuant to this Underwriting Agreement (this "Agreement") are herein called the "Shares," and the proposed offering of the Shares by the Underwriters is hereinafter referred to as the "Public Offering."

     As part of the Public Offering, the Underwriters have agreed to reserve out of the Underwritten Shares up to [_________] shares for sale to the Company's directors,

-------------
* Plus up to [____________] additional shares of common stock to cover over-allotments.

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officers, employees and other parties associated with the Company (collectively,
"Participants"), as part of the distribution of the Shares by the Underwriters (the "Directed Share Program"), subject to the terms of this Agreement and applicable laws, rules and regulations. Stephens Inc. ("Stephens") will process all sales to Participants under the Directed Share Program. The Underwritten Shares to be sold by the Underwriters pursuant to the Directed Share Program
(the "Directed Shares") will be sold by the Underwriters pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as part of the Public Offering contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Act"), and published rules and regulations adopted by the Commission under the Act (the "Rules"), a registration statement on Form S-1 (the "Form S-1") (File No. 333-109046), including a form of prospectus, relating to the Shares, and such amendments to the Form S-1 as may have been filed with the Commission prior to the date of this Agreement. The Company has furnished to the Representatives copies of the Form S-1, each amendment to it filed by the Company with the Commission, and each Preliminary Prospectus (as defined herein) filed by the Company with the Commission. The Form S-1, as amended, at the time it was declared effective (the "Effective Date"), including all financial statement schedules and exhibits thereto and any information deemed to be included in the Prospectus (as defined herein) by Rule 430A under the Act, is called the "Registration Statement." The term "Preliminary Prospectus" means any (i) prospectus subject to completion included at any time as a part of the Form S-1 or any amendment or post-effective amendment thereto that was delivered by the Company or the Underwriters to potential investors in the Public Offering, and
(ii) prospectus subject to completion, if any, included in the Registration Statement at the Effective Date); and the term "Prospectus" means the prospectus in the form first used by the Underwriters to confirm sales of the Shares. If the Company has filed or is required pursuant to the terms hereof to file an amendment to the Registration Statement pursuant to Rule 462(b) under the Act registering additional shares of the Company's common stock (a "Rule 462(b) Registration Statement"), such Rule 462(b) Registration Statement will become effective no later than 10:00 p.m., eastern time, on the date of this Agreement. Unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

     As the Representatives, you have advised the Company and the Selling Stockholder that (a) you are authorized to enter into this Agreement on behalf of the several Underwriters and (b) the Underwriters are willing, acting severally and not jointly, to purchase the amounts of the Underwritten Shares set forth opposite their respective names on Schedule I hereto, plus their pro rata portion of the Option Shares if the Representatives elect to exercise the over-allotment Option in whole or in part for the accounts of the several Underwriters.

     As used in this Agreement, the "Company" means Conn's, Inc. or Conn Appliances, Inc., as applicable. As used in this Agreement, references to the "Company's knowledge," to the "knowledge of the Company" or other similar language means and


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refers to those facts that are actually known or should have been known after reasonable inquiry by any of David R. Atnip, Walter M. Broussard, Thomas J. Frank, Sr., C. William Frank, Robert B. Lee, Jr., William C. Nylin, Jr. or David
W. Trahan.

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the Company, the Selling Stockholder and the Underwriters hereby agree as follows:

     1. Representations, Warranties and Agreements.

     (a) The Company represents and warrants to, and agrees with, each Underwriter as follows:

          (i) Each of Conn's Inc. and Conn Appliances, Inc. has been duly incorporated and organized and is validly existing as a corporation in good standing under the laws of Delaware and Texas, respectively, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus. Each subsidiary of the Company (each a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and organized and is validly existing as a corporation, limited liability company or limited partnership, in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus. Each of the Company and the Subsidiaries is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which the ownership or lease of their properties requires such qualifications. All of the issued and outstanding capital stock or other equity interest of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable. Except as disclosed in the Prospectus, the Company owns all of the outstanding capital stock of its Subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. The Company does not own or control, directly or indirectly, any corporation or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement.

          (ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus). The common stock of the Company (including the Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of common stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of common stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than (A) those accurately described in the Prospectus or


                                       -3-

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     (B) the put options that will terminate immediately following the consummation of the Public Offering. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (iii) The Company Shares and the Option Shares are duly authorized and, when issued and paid for as contemplated herein, will be validly issued and fully paid and non-assessable and will conform to the description thereof in the Prospectus.

          (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any equity or debt securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.

          (v) Any Preliminary Prospectus, the Prospectus and the Registration Statement, when filed, complied in all material respects as to form with the requirements of the Act and the Rules, including those of Form S-1. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Act. To the knowledge of the Company, the Company has complied to the Commission's satisfaction with all requests of the Commission for additional information. Neither the Commission nor any other agency, body, authority, court or arbitrator of competent jurisdiction has, by order or otherwise, prohibited or suspended the use of any Preliminary Prospectus or the Prospectus relating to the Public Offering of the Shares or instituted or, to the Company's knowledge, threatened proceedings for that purpose. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened or is contemplated by the Commission or the securities authority of any state or other jurisdiction.

          (vi) When any Preliminary Prospectus was filed with the Commission it did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Registration Statement and each amendment thereto, and the Prospectus and each supplement thereto, as of its date and while effective or during the period in which the Prospectus is required to be delivered, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and (B) did


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     not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement or any amendment thereto, if applicable, when it becomes effective and while it is effective, (X) will contain all statements required to be stated therein in accordance with, and will comply in all material respects with the requirements of, the Act and the Rules and (Y) will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. The Company does not make any of the foregoing representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, expressly for use in the preparation thereof as hereinafter set forth in Section 12. The statistical and market-related data included in the Prospectus are based on or derived from independent sources which the Company believes to be reliable and accurate in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

          (vii) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules, as set forth in the Registration Statement, the Prospectus or any Preliminary Prospectus present fairly the consolidated financial position, the results of operations and cash flows of the Company and the Subsidiaries, on a consolidated basis, as of the indicated dates and for the indicated periods. Such financial statements comply as to form in all material respects with the Rules with respect thereto and have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made; any schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The pro forma financial information and related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Act and the Rules with respect to pro forma financial information, have been prepared on a basis consistent with the historical financial statements of the Company, have been compiled on the pro forma bases described therein and (A) the assumptions underlying the pro forma adjustments are reasonable, (B) such adjustments are appropriate to give effect to the transactions or circumstances referred to therein and have been properly applied to the historical amounts in the compilation of such statements and (C) such statements fairly present the pro forma results of operations and information purported to be shown therein for the respective periods therein specified based on the assumption identified therein. The supporting schedule included in the Registration Statement presents fairly in accordance with Regulation S-X the information required to be stated therein based on the assumption identified therein. Except (X) as disclosed in the Prospectus, (Y) as reflected in the Company's unaudited balance sheet at July 31, 2003 or liabilities described in any notes thereto (or liabilities for which neither accrual nor footnote disclosure is required pursuant to GAAP) or (Z) for liabilities incurred in the ordinary course of business since July 31, 2003 consistent with past practice, neither the Company nor any Subsidiary has any material liabilities or obligations of any nature. Except as set forth in the Prospectus, neither the Company nor any Subsidiary has engaged in or effected any transaction or arrangement that would constitute an "off-balance sheet arrangement" (as defined in Item 303 of Regulation S-K of the Commission). The financial information included in the Prospectus included under the captions "Summary--Summary Consolidated Financial Data", "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business--Products and Merchandising" and "Business--Finance Operations"

     (and any amendment or supplement thereto) present fairly in accordance with GAAP the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements from which they were derived.

          (viii) Except as disclosed in the Prospectus, there is no action, litigation, arbitration, claim, proceeding (formal or informal) or investigation pending, threatened or any basis therefor or, to the knowledge of the Company, contemplated against the Company, any Subsidiary or any of their respective officers or of which any of their properties, assets or rights are the subject before any court, regulatory authority or other governmental body which (A) if determined adversely to the Company or such Subsidiary could reasonably be expected to (1) result in any material adverse change in the financial position, or in the business, affairs, properties, business prospects or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Change" or "Material Adverse Effect," as the case may be), whether or not arising in the ordinary course of business or (2) adversely affect the performance of this Agreement or the consummation of the transactions herein contemplated or
     (B) is required to be disclosed in the Prospectus.

          (ix) Since the date of the most recent audited financial statements included in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

          (x) Except as disclosed in the Prospectus, neither the Company nor any Subsidiary is in violation of or in default with respect to any law, ordinance, governmental rule or regulation, or court order, judgment or decree to which they may be subject, except for violations or defaults which could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

          (xi) The Company and its Subsidiaries have (A) good and marketable title to all of the real properties and (B) valid title to all other assets reflected in the consolidated financial statements described Section 1(a)(vii) of this Agreement or as described in the Prospectus as being owned by them, in each case subject to no lien, mortgage, pledge, security interest or encumbrance of any kind except those that would not materially affect the value thereof or materially interfere with the use made or to be made thereof by them and described in the Prospectus. The Company and its Subsidiaries occupy or hold their leased properties under valid, subsisting and binding leases with no exceptions that would materially interfere with the use made or to be made thereof by them. There exists no default by the Company, or to the Company's knowledge, any other party, under the provisions of any lease, contract or other obligation relating to its properties and to which the Company or its Subsidiaries are a party, which could reasonably be expected to result in a Material Adverse Effect.

          (xii) The Company and its Subsidiaries have filed all federal, state and local income, franchise tax, sales tax and other tax returns and reports which are required to be filed by them and have paid all taxes (including, without limitation, withholding taxes) shown as due by said returns and all other taxes, assessments and governmental charges (including, without limitation, all penalties and interest) that are due, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company or any Subsidiary. All material tax liabilities are adequately provided for on the financial statements of the Company and its Subsidiaries.

          (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, and except as set forth in the Prospectus, (A) there has not been any Material Adverse Change nor any development or event that could reasonably be expected to result in a Material Adverse Change, (B) there has not been any transaction entered into by the Company or its Subsidiaries that is material to the business, affairs, properties, business prospects or results of operations of the Company and its Subsidiaries taken as a whole, (C) other than changes in the amounts outstanding under the Company's and its Subsidiaries' revolving credit facilities, there has not been any change in the capital stock, long-term debt or material liabilities of the Company or its Subsidiaries, and (D) there has not been any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary or any repurchase or redemption of any class of capital stock by the Company or any Subsidiary.

          (xiv) The filing of the Registration Statement and the Prospectus have been duly authorized by the Board of Directors of the Company; this Agreement has been duly authorized, executed and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity and federal and state securities laws. Neither the Company nor any Subsidiary is in violation of its charter or bylaws or in breach or violation of or default under any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which it is a party or by which it or any of its properties is bound and which breach, violation or default could reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the issuance and sale of the Shares will not (A) conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of their properties are bound which could reasonably be expected to have a Material Adverse Effect, (B) conflict with or violate any provision of the Company's or any Subsidiary's charter or bylaws or (C) conflict with or violate any constitution, law, decree, order, rule, writ, injunction or regulation of any court, regulatory authority or other governmental body having jurisdiction over the Company, the Subsidiaries or any of their properties.

          (xv) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory authority or other governmental body is required in connection with the sale of the Shares and the execution and delivery by the Company of this Agreement and the performance of its obligations hereunder except as such have been obtained or made and are in full force and effect and except for such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under Blue Sky laws, and filing the Prospectus under Rule 424(b).

          (xvi) Each of the Company and each Subsidiary holds all licenses, authorizations, charters, certificates and permits (each, an "Authorization") of, and has made all filings with and notices to regulatory authorities or governmental bodies which are necessary to own their properties and conduct their businesses, except for failures to hold any Authorization that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each such Authorization is valid and in full force and effect, and the Company is in compliance, in all material respects, with all the terms and conditions thereof and with the applicable rules and regulations of the regulatory authorities and governmental bodies having jurisdiction with respect thereto, except any such noncompliance that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and no event has occurred (including, without limitation, the receipt of any notice from any regulatory authority or governmental body) which allows or, after notice or lapse of time or both, would allow revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights under any such Authorization, except such revocations, suspensions, terminations or impairments that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect on the Company and the Subsidiaries taken as a whole; and no such Authorization contains any restriction that is materially burdensome to the Company.

          (xvii) Except as otherwise set forth in the Prospectus, the Company and its Subsidiaries own or otherwise possess rights to use the patents, patent rights, licenses, inventions, copyrights, trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them as described in the Prospectus, and the expected expiration of any of the foregoing could not reasonably be expected to result in a Material Adverse Change. Neither the Company nor any Subsidiary has infringed, is infringing or received any notice of infringements of or conflict with asserted rights of others with respect to any of the foregoing which could reasonably be expected to have a Material Adverse Effect.

          (xviii) To the Company's knowledge, Ernst & Young LLP ("Ernst & Young"), independent auditors, who have certified certain of the financial statements of the Company and its Subsidiaries contained in the Prospectus and Registration Statement, are and were during the periods covered by their reports included in the Registration Statement and the Prospectus independent public accountants within the meaning of the Act, the Rules and Regulation S-X of the Commission and Rule 101 of the Code of Professional Ethics of the American Institute of Certified Public Accountants. Ernst & Young (A) based solely on representations made by Ernst & Young, to the Company's knowledge, is a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 ("SOX")) and (B) is, with respect to the Company, in compliance with subsections (g) through (l) of
     Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (xix) There are no (A) agreements, contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or required to be filed as exhibits to the Registration Statement which are not described or filed as required, (B) laws, orders, judgments, decrees, rules or regulations that are required to be described in the Registration Statement or the Prospectus and are not so described as required, (C) pending or threatened legal or governmental proceedings that are required to be described in the Registration Statement or the Prospectus and are not so described as required, or (D) outstanding loans, advances, guarantees of indebtedness or other transactions or relationships, direct or indirect, between or among the Company or its Subsidiaries or affiliates, on the one hand, and the directors, officers or stockholders of the Company or its Subsidiaries or affiliates on the other hand, that are required to be described in the Registration Statement or the Prospectus and are not so described as required; and all descriptions thereof in the Registration Statement (including the statements under Items 14 and 15 of Part II of the Registration Statement) and the Prospectus are fair summaries thereof and fairly present the information required to be disclosed with respect thereto under the Act.

          (xx) No labor dispute is pending or, to the knowledge of the Company, threatened by the Company's or any Subsidiary's employees, or to the Company's knowledge, by the employees of any principal supplier of the Company, which could reasonably be expected to result in a Material Adverse Effect. No collective bargaining agreement exists or is contemplated with any of the Company's or any Subsidiary's employees.

          (xxi) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times, and all planned offers and sales of the Company's capital stock described in the Registration Statement and the Prospectus under the caption "Certain Relationships and Related Transactions--Redemption of our Preferred Stock" were or will be, exempt from the registration requirements of the Act and were or will be the subject of an available exemption from the registration requirements of the applicable Blue Sky laws.

          (xxii) Neither the Company nor any of its officers, directors or affiliates has (A) distributed any offering materials in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus or the Registration Statement, (B) issued any press releases or other communications, directly or indirectly or held any press conferences with respect to (1) since July 31, 2003, the Company, its financial condition or results of operations, except with the approval of the Representatives, or (2) the Public Offering, (C) except with the approval of the Representatives, taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (D) except to the Underwriters pursuant to this Agreement, since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (xxiii) Without limiting the generality of any of the foregoing representations (A) none of the operations of the Company or its Subsidiaries is in violation of any federal, state or local statute, rule, regulation, decision or order of any regulatory authority or governmental body or any court relating to the use, disposal or release of hazardous or toxic substances or relating to the protection of human health and safety or the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "environmental laws"); (B) neither the Company nor any Subsidiary has been notified that it is under investigation or under review by any regulatory authority or governmental body with respect to compliance with any environmental law; (C) neither the Company nor any Subsidiary has any material liability in connection with the past generation, use, treatment, storage, disposal or release of any hazardous material; (D) there is no hazardous material that may reasonably be expected to pose any material risk to safety, health, or the environment, on, under or about any property owned, leased or operated by the Company or any Subsidiary or, to the knowledge of the Company, any property adjacent to any such property; and (E) there has heretofore been no release of any hazardous material on, under or about such property, or, to the knowledge of the Company, any such adjacent property. None of the currently owned real property or, to the knowledge of the Company, currently leased or previously owned real property of the Company or any Subsidiary is listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on the Comprehensive Environmental Response Compensation Liability Information System List or any similar state list of sites requiring remedial action. To the knowledge of the Company, neither the Company nor any Subsidiary is subject to any state environmental property transfer act. The Company has reasonably concluded that any environmental liabilities could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

          (xxiv) The Company and its Subsidiaries maintain insurance of the types and in the amounts customary for the businesses in which they are engaged, including, but not limited to, insurance covering liability and real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect and issued by insurers of recognized financial responsibility; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

          (xxv) Other than as contemplated by this Agreement, including, without limitation Sections 2 and 8, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering and sale of the Shares.

          (xxvi) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or a company "controlled by" an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); provided the Company makes no representation that Stephens is not an "investment company" or controlled by an "investment company."

          (xxvii) (A) the Registration Statement, the Prospectus and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (B) no authorization, approval, consent, license, order, registration or qualification of or with any regulatory authority or governmental body or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, any Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (X) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company of (Y) a trade journalist or publication to write or publish favorable information about the Company or its products.

          (xxviii) The Shares have been approved for listing on the Nasdaq National Market, subject only to official notice of issuance.

          (xxix) The Company maintains systems of internal accounting and disclosure controls and procedures sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. The Company has complied with such systems of internal accounting and disclosure controls and procedures in all material respects and has not received a notification or other communication from any accountants, independent auditors or other consultants challenging the adequacy or requesting modification of such systems. Such systems of internal accounting and disclosure controls and procedures (X) are sufficient to ensure that information required to be disclosed by the Company in the reports that it will file and submit to the Commission under the Exchange Act is accumulated, recorded, processed, communicated to the Company's principal executive officer and principal financial officer, summarized and reported within the time periods specified in the Commission's rules and forms, (Y) contain no deficiencies in the design or operation of such controls and procedures which could materially adversely affect the Company's ability to so accumulate, record, process, communicate, summarize and report financial and other relevant information and (Z) are sufficient to satisfy Section 302 of SOX and related rules promulgated thereunder.

          (xxx) The Company and its Subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its Subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such Subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

          (xxxi) Except as disclosed in the Prospectus, the Company has not, since September 23, 2003, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company; and any such credit that was outstanding on September 23, 2003 or that is currently outstanding was in place on or before July 30, 2002, and there has been no material modification to any term of such credit or any renewal of such credit on or after July 30, 2002.

     (b) The Selling Stockholder represents and warrants, and agrees with, each Underwriter as follows:

          (i) Each of this Agreement and the Custody Agreement signed by the Selling Stockholder and EquiServe Trust Company, N.A., as custodian (the "Custodian"), relating to the deposit of the Shares to be sold by the Selling Stockholder (the "Custody Agreement") has been duly executed and delivered by the Selling Stockholder and is a valid and binding obligation of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder and thereunder may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity.

          (ii) The execution, delivery and performance of this Agreement, the Custody Agreement and the sale of the Shares will not (A) conflict with, or (with or without the giving of notice or the passage of time or both) result in a material breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of the Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which the Selling Stockholder is a party or by which any of his properties are bound or (B) conflict with or violate any constitution, law, decree, order, rule, writ, injunction or regulation of any court, regulatory authority or other governmental body having jurisdiction over the Selling Stockholder or any of his properties.

          (iii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory authority or other governmental body is required in connection with the sale of the Shares and the execution and delivery by the Selling Stockholder of this Agreement and the Custody Agreement and the performance of his obligations hereunder and thereunder except as such have been obtained or made and are in full force and effect and except for such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under Blue Sky laws, and filing the Prospectus under Rule 424(b).

          (iv) The Selling Stockholder has and will have on the Closing Date (as such date is hereinafter defined) good and valid title to the portion of the Shares to be sold by the Selling Stockholder, free of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for such Shares pursuant to this Agreement, good and valid title thereto, free of any liens, encumbrances, equities and claims, will be transferred to the several Underwriters.

          (v) The information contained under the caption "Principal and Selling Stockholders" in the Prospectus and each supplement thereto, as of its date or during the period in which the Prospectus is required to be delivered, insofar as such information relates to the Selling Stockholder, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (vi) Other than as contemplated by this Agreement, including, without limitation Sections 2 and 8, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering and sale of the Selling Stockholder Shares.

     (c) Any certificate signed by any officer of the Company or the Selling Stockholder and delivered to the Representatives or counsel for the Underwriters with respect to the Public Offering shall be deemed a representation and warranty by the Company or the Selling Stockholder, as the case may be, to the Underwriters as to the matters covered thereby.

     (d) Each of the Company and the Selling Stockholder acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to
Section 6 hereof, counsel to the Company and the Selling Stockholder and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

     2. Purchase, Sale and Delivery of the Underwritten Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Stockholder, severally and not jointly, agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase, at a price of $______ per share, the Company Shares and the Selling Stockholder Shares, respectively. The obligation of each Underwriter to the Company and to the Selling Stockholder shall be to purchase from the Company or the Selling Stockholder that number of Company Shares or Selling Stockholder Shares, as the case may be, which, adjusted by the Representatives in such manner as to avoid fractional shares, is in the same proportion to the number of Company Shares or Selling Stockholder Shares as the case may be (subject to adjustment as provided as provided in Section 10 hereof) is to the total number of Underwritten Shares to be purchased by all of the Underwriters under this Agreement.

     Payment for the Underwritten Shares shall be made by wire transfer of immediately available Federal (same day) funds to designated accounts of the Company and the Selling Stockholder, against delivery of certificates for the Underwritten Shares to the Representatives for the accounts of the several Underwriters. Delivery of certificates shall be to the Representatives c/o Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, or at such other address as Stephens may designate in writing. Payment will be made at the offices of Stephens, or at such other place as shall be agreed upon by Stephens and the Company, at approximately 9:00 a.m., eastern time, on __________, 2003, such time and date being herein referred to as the "Closing Date." For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all of the Underwritten Shares sold pursuant to this Agreement. The certificates for the Underwritten Shares will be delivered in such denominations and in such registrations as Stephens reasonably requests in writing and will be made available for inspection at such locations as Stephens may request at least one full business day prior to the Closing Date.

     In addition, on the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants the Option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The Option may be exercised in whole or in part from time to time upon written notice (or oral notice, subsequently confirmed in writing) given not more than thirty (30) days following the date of this Agreement, by Stephens, on behalf of the Representatives, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the Option and the names and denominations in which the Option Shares are to be registered. The Company agrees to sell to the Underwriters the number of Option Shares, respectively specified in such notice, and the Underwriters agree, severally and not jointly, upon such exercise to purchase such Option Shares. Each closing of the purchase of the Option Shares (each an "Option Closing Date"), if any, shall occur at a time and date determined by Stephens (which may be simultaneous with, but not earlier than, the Closing Date), but not later than five (5) full business days following the date upon which notice of exercise of the Option is given to the Company, and shall take place at the offices of Stephens, or at such other place as shall be agreed upon by Stephens and the Company. Subject to Section 10, the number of Option Shares to be purchased by each Underwriter shall be in the same proportion as the number of shares set forth on Schedule I hereto bears to the total number of Underwritten Shares, adjusted by the Representatives in such manner as to avoid fractional shares. The Option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Stephens, on behalf of the Representatives, may cancel such Option at any time prior to its expiration by giving written notice (or oral notice, subsequently confirmed in writing) of such cancellation to the Company. To the extent, if any, that the Option is exercised, on each Option Closing Date payment for the Option Shares shall be made by wire transfer of immediately available Federal (same day) funds to a designated account of the Company. Certificates for the Option Shares shall be delivered on each Option Closing Date in the same manner and upon the same terms as the Underwritten Shares. Time shall be of the essence, and delivery of the Underwritten Shares and the Option Shares at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     3. Offering by the Underwriters. It is understood that the Public Offering of the Underwritten Shares is to be made as soon as the Representatives deem it advisable to do so after the Registration Statement has become effective. The Underwritten Shares are to be initially offered to the public at the public offering price and on the other terms and conditions set forth in the Prospectus. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms. It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares, in accordance with an Agreement Among Underwriters which has been entered into by you and the several other Underwriters.

     4. Covenants of the Company and the Selling Stockholder. The Company and the Selling Stockholder (with respect to paragraphs (c), (h) and (m)) severally, and not jointly, covenant and agree with each of the several Underwriters that:

     (a) The Company will file the Prospectus with the Commission in the manner and within the time period required by Rule 424(b). The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). The Company will not file any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless the Representatives have received a reasonable period of time to review the Prospectus or any such proposed amendment or supplement and consented to the filing thereof, which consent shall not be unreasonably withheld or delayed.

     (b) The Company will advise the Representatives promptly of any request of the Commission or other securities regulatory agency ("Other Securities Regulator") for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, or action taken or initiated by any Other Securities Regulator to suspend the qualification of the Shares for offer or sale in any jurisdiction or to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, and the Company will use commercially reasonable efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or such qualification, removal, suspension or termination and to obtain as soon as possible the lifting thereof, if issued.

     (c) If, during the period necessary to effect the distribution of the Shares, any event shall occur or condition shall exist as a result of which, in the judgment of the Company, the Selling Stockholder or the Representatives or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order that the Prospectus at the time it is delivered to a purchaser does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company and the Selling Stockholder will promptly, subject to the Representatives' prior review, prepare and file with the Commission and any appropriate Other Securities Regulator and furnish at its own expense to the Underwriters and to dealers appropriate amendments or supplements to the Prospectus so that the Prospectus as so amended or supplemented will not, in light of the circumstances when it is delivered to a purchaser, be misleading, or so that the Prospectus will comply with applicable law. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b). The Company will advise the Representatives, promptly after receiving notice thereof, of the time when any amendment to the Registration Statement, or when any Rule 462(b) Registration Statement or any amendment thereto, has been filed or declared effective or when the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

     (d) The Company will cooperate with the Representatives and counsel for the

Underwriters to qualify or register the Shares for offering and sale under (or obtain exemptions from the application of) the securities or Blue Sky laws of such jurisdictions (including foreign jurisdictions) as the Representatives may reasonably designate, and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

     (e) The Company will deliver to, upon the order of, the Representatives, from time to time without charge, as many copies of any Preliminary Prospectus or the Prospectus, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to each of the Representatives at or before the Closing Date, two (2) manually signed copies of the Registration Statement and all amendments thereto, including all exhibits filed therewith, and will deliver to the Representatives such number of conformed copies of the Registration Statement, but without exhibits, and of all amendments thereto, as the Underwriters may reasonably request.

     (f) Prior to the Closing Date, the Company will furnish the Representatives, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

     (g) The Company will use the net proceeds from the sale of the Shares in the manner set forth in the Prospectus under the caption "Use of Proceeds" and will in no event invest or otherwise use such net proceeds in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

     (h) Neither the Company nor the Selling Stockholder (i) during any "restricted period" (as defined in Rule 100 of Regulation M) will take, directly or indirectly, any action designed to cause or result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company, (ii) will distribute any Prospectus or offering materials in connection with the Public Offering and (iii) prior to the Closing Date or, if applicable, the Option Closing Date, will issue any press releases or other communications, directly or indirectly, and will hold no press conferences with respect to the Company, its financial condition or results of operations, or the Public Offering, without the prior consent of the Representatives other than as may be required by any applicable law or regulation.

     (i) During the period necessary to effect the distribution of the Shares, the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Act.

     (j) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its stockholders, an earnings statement, which will satisfy the provisions of Section 11(a) of the Act, covering a period of at least twelve (12) consecutive months beginning after the Effective Date or, if later, the Effective Date of the Rule 462(b) Registration Statement. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

     (k) For a period of three (3) years from the date of this Agreement, the Company will furnish to the Representatives, to the extent not available on the Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) System,
(i) concurrently with furnishing of such reports to its stockholders, statements of operations of the Company for each quarter in the form furnished to the Company's stockholders; (ii) concurrently with furnishing of such reports to its stockholders, balance sheets of the Company as of the end of such fiscal year, together with statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the report thereon of independent public accountants; (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission; (v) every press release which is released by the Company regarding the Company's financial condition or prospects, or results of operations; and (vi) any additional information of a public nature concerning the Company or its business which the Representatives may reasonably request. During such period, if the Company shall have active Subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its Subsidiaries are consolidated, and shall be accompanied by similar financial statements for any Subsidiary which is not so consolidated.

     (l) The Company will use its commercially reasonable efforts to maintain a transfer agent at all times when its common stock is publicly traded and, if necessary under the jurisdiction of incorporation of the Company, a registrar for its common stock and for a period of three (3) years after the date of this Agreement will use its commercially reasonably efforts to maintain the listing of the Shares on the Nasdaq National Market or a national securities exchange (provided nothing in this Section 4(l) shall be deemed to prevent the Company from seeking and/or agreeing to any merger or acquisition).

     (m) Each of the Company and the Selling Stockholder will not, for a period of one-hundred eighty (180) days after the date of the Prospectus, offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of the Company's common stock or securities convertible into or exchangeable or exercisable for shares of the Company's common stock, enter into any transaction that would have the same effect or enter into any swap, hedge or other arrangement that transfers in whole or in part any of the economic consequences of ownership of the Company's common stock, whether any of these transactions are to be settled by delivery of the Company's common stock or other securities, in cash or otherwise, or publicly disclose the intention to do any of the foregoing, without the prior written consent of Stephens (which consent may be withheld at the sole discretion of Stephens), except (i) with respect to the Shares as contemplated by this Agreement, (ii) in connection with the transactions described in the Prospectus under the caption "Certain Relationships and Related Transactions -- Redemption of our Preferred Stock",
(iii) in the case of the Company, (A) with respect to grants of stock options to employees of the Company, (B) the issuance of shares of common stock pursuant to employee, director or other stock and stock option plans described in or contemplated by the Prospectus, or (C) in connection with a merger or acquisition or (iv) in the case of the Selling Stockholder, (X) bona fide gifts, provided the recipient of such gift shall agree to the terms of this paragraph for the remainder of such one hundred eighty (180) day period or (Y) in connection with a merger or a transaction to acquire a majority of the capital stock of the Company pursuant to an offer made on substantially the same terms to all of the Company's stockholders.

     (n) The Company will enforce all existing agreements between the Company and any of its security holders that prohibit the offer, sale, pledge or other disposition of any of the Company's securities in connection with the Public Offering or otherwise. In addition, the Company will direct its transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing "lock-up" or other agreements for the duration of the periods contemplated in those agreements.

     (o) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or other disposition for a period of three (3) months following the Effective Date. Stephens will notify the Company as to which Participants shall be so restricted. The Company will direct its transfer agent to place stop transfer restrictions upon such shares for such period of time.

     The foregoing covenants and agreements shall apply to any successor of the Company, including without limitation, any entity into which the Company might consolidate or merge.

     5. Costs and Expenses. Whether or not the Public Offering is completed, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Stockholder; the cost of printing and delivering to the Underwriters copies of the Registration Statement, any Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaire and Power of Attorney, and any survey of Blue Sky laws and any supplements thereto; the filing fees of the Commission; the filing fees and other expenses (including fees and disbursements of counsel to the Underwriters) incident to securing any required review by the NASD of the terms of the sale of the Shares on behalf of, and any disbursements made by, the Representatives; the filing fees and other expenses (including fees and disbursements of counsel to the Underwriters) incident to qualifying or registering (or obtaining exemption from qualification or registration of) the shares for offer and sale under the securities or Blue Sky laws of applicable states and foreign jurisdictions; Nasdaq listing fees; the cost of printing certificates representing the Shares; fees and disbursements of counsel to the Underwriters incurred by the Underwriters in connection with the Directed Share Program; and the cost and charges of any transfer agent or registrar. Any transfer taxes imposed on the sale of the Shares to the Underwriters will be paid by the Company [and the Selling Stockholder], with respect to the Shares sold by the Company [or the Selling Stockholder], as the case may be. Neither the Company nor the Selling Stockholder shall, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification, registration or exemption of the Shares under applicable Blue Sky laws, review by the NASD, or the Directed Share Program) except that if the Public Offering shall not be consummated because this Agreement is terminated by the Representatives pursuant to Section 6 or Section 10 or because the conditions in Section 6 hereof are not satisfied, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholder to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters upon demand for all costs and expenses, including fees and disbursements of counsel to the Underwriters, incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder, but the Company shall in no event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     6. Conditions of Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein are subject to the accuracy, as of the date hereof, as of the Closing Date and as of each Option Closing Date, of the representations and warranties of each of the Company and the Selling Stockholder contained herein, to the timely performance by each of the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions:

     (a) The Registration Statement shall have become effective, and no stop order or other order suspending the effectiveness thereof or the qualification or registration of the Shares under the Blue Sky laws of any jurisdiction shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company, shall be contemplated or threatened by the Commission or any Other Securities Regulator. If the Company has elected to rely upon Rule 430A, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. All requests for additional information on the part of the Commission or any Other Securities Regulator shall be complied with to the satisfaction of the Commission or such Other Securities Regulator.

     (b) The Representatives shall have received the opinion of Winstead Sechrest & Minick P.C., counsel for the Company and the Selling Stockholder, dated as of the

Closing Date and, if applicable, each Option Closing Date, addressed to the Underwriters in form and substance satisfactory to Alston & Bird LLP, counsel to the Underwriters, to the effect that:

          (i) Conn's, Inc., Conn Appliances, Inc. and the Subsidiaries have been duly incorporated and are validly existing in good standing under the laws of the jurisdictions of their organization, with corporate power and authority to own, lease and operate their properties and conduct their business as described in the Prospectus; and Conn's, Inc., Conn Appliances, Inc. and the Subsidiaries are duly qualified to transact business as foreign corporations in good standing in the jurisdictions set forth on
     Schedule II;

          (ii) the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption
     "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans and any other adjustments described in the Prospectus);

          (iii) all of the outstanding shares of capital stock of the Company prior to the issuance of the Company Shares or the Company Option Shares, as the case may be, have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock were issued in violation of or subject to any preemptive right of any person to subscribe for or to purchase any securities of the Company arising under the Company's articles or certificate of incorporation or bylaws, the Texas Business Corporation Act or the Delaware General Corporation Law, as applicable; there are no preemptive rights of any person to subscribe for or to purchase any securities of the Company arising under the Company's articles or certificate of incorporation or bylaws, the Texas Business Corporation Act or the Delaware General Corporation Law, as applicable; and other than as disclosed in the Prospectus, to the knowledge of such counsel, no options or warrants or other rights to purchase or otherwise acquire from the Company, no agreements or other obligations to issue and no other rights to convert any security or obligation into any shares of capital stock or other ownership interests in the Company are outstanding;

          (iv) all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of any of the Subsidiaries was issued in violation of or subject to any preemptive right of any person arising under the articles or certificate of incorporation or bylaws of such Subsidiary or the general corporation law or business corporation code of its state of incorporation; the Company owns all of the outstanding stock of each of the Subsidiaries free and clear of all possessory liens, pledges, security interests (other than the pledge of the stock of the Subsidiaries to secure the Company's secured credit facility); and other than as disclosed in the Prospectus, to the knowledge of such counsel, no options or warrants or other rights to purchase from the Company or any Subsidiary, no agreements or other obligations to issue and no other rights to convert any obligations into any shares of capital stock or other ownership interests in any of the Subsidiaries are outstanding other than those described in the Prospectus;

          (v) to the knowledge of such counsel, all sales of the Company's capital stock by Conn's, Inc. or Conn Appliances, Inc. during the three-year period prior to the date hereof were exempt from the registration requirements of the Act and of the Texas Securities Act;

          (vi) other than as disclosed in the Prospectus, to the knowledge of such counsel, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to include any securities of the Company in any registration statement of the Company; and, to the knowledge of such counsel, neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated thereby gives rise to any rights for or related to the registration of any shares of common stock or any other securities of the Company;

          (vii) the Registration Statement, including any Rule 462(b) Registration Statement, and the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus (other than the financial statements and the notes thereto and the other financial and statistical data included therein or omitted therefrom, as to all of which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the applicable requirements of the Act and the Rules;

          (viii) to the knowledge of such counsel, (A) there are no contracts, instruments or other documents or agreements to which the Company or any of the Subsidiaries is a party of a character required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement which are not so described, referred to or filed as required, (B) there are no constitutions, statutes, laws, judicial or administrative decrees, writs, judgments, orders, rules or regulations of a character required to be described or referred to in the Prospectus which are not so described or referred to as required, and (C) there are no legal or governmental proceedings pending, or overtly threatened by a written communication, against the Company or any of the Subsidiaries or any of their respective properties of a character required to be described or referred to in the Prospectus which are not so described or referred to as required;

          (ix) the statements in the Prospectus under the captions "Risk Factors -- Pending litigation relating to the sale of credit insurance and the sale of service maintenance agreements in the retail industry, including one lawsuit in which we are the defendant, and could adversely affect our business," "Risk Factors -- Our anti-takeover provisions and Delaware law could prevent or delay a change in control of our company, even if such a change of control would be beneficial to our stockholders," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Business -- Regulation," "Business -- Legal Proceedings," "Management," "Certain Relationships and Related Transactions," "Description of Capital Stock," "Shares Eligible for Future Sale," and "Underwriting" and in Item 14 and Item 15 of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings;

          (x) the Shares conform in all material respects as to legal matters to the description thereof in the Prospectus under the caption "Description of Capital Stock;"

          (xi) the Registration Statement has become effective under the Act; all filings required by Rules 424(b), 430A and 462(b) (if relied upon by the Company) of the Commission have been made in the manner and within the time period required; and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement under the Act has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

          (xii) the common stock of Conn's, Inc. has been registered under the Exchange Act, and the Shares have been approved for listing on the Nasdaq National Market, subject only to notice of issuance;

          (xiii) the form of certificate evidencing the common stock of Conn's, Inc. and included as an exhibit to the Registration Statement complies in all material respects with all requirements of Delaware law, any applicable requirements of the certificate of incorporation and bylaws of Conn's, Inc. and the requirements of the Nasdaq National Market;

          (xiv) neither the Company nor any of the Subsidiaries is or will be, after giving effect to the offer and sale of the Shares and the application of the net proceeds thereof as described in the Registration Statement and the Prospectus, an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act, and in giving such opinion, counsel may assume Stephens is not an "investment company";

          (xv) the Company has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and assuming the due authorization, execution and delivery of this Agreement by the Representatives, this Agreement is enforceable against the Company except to the extent that (A) enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws relating to or affecting the rights and remedies of creditors generally, (B) the remedy of specific performance and other forms of equitable relief may be subject to certain defenses and to the discretion of the court before which a proceeding may be brought, and (C) the enforcement of rights to indemnity and contribution under this Agreement may be limited by federal and applicable Blue Sky laws or principles of public policy underlying such laws or otherwise;

          (xvi) the Company Shares and the Company Option Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment of the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable; and the issuance of such Shares will not be in violation of or subject to any preemptive right of any person to subscribe for or to purchase any securities of the Company arising under the certificate of incorporation or bylaws of Conn's, Inc., the Delaware General Corporation Law;

          (xvii) the execution and delivery by the Company of this Agreement did not, and the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby (other than the performance of the Company's indemnification and contribution obligations hereunder, as to which such counsel need express no opinion) will not (with or without the giving of notice or the passage of time or both), result in any violation by the Company of its articles or certificate of incorporation or bylaws, or result in any breach of or default under, or the creation or imposition of any contractual lien or security interest in, on or against any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other written agreement or instrument filed as an Exhibit to the Registration Statement or result in any violation in any material respect of any constitution, statute or law or any judicial or administrative decree, writ, judgment, order, rule or regulation to which, to the knowledge of such counsel, the Company or any of the Subsidiaries or any of their respective properties or assets is subject or result in the suspension, termination or revocation of any consent, approval or authorization of the Company or any of the Subsidiaries issued or provided thereunder;

          (xviii) no consent, approval, authorization, order or other action of, or notice to or registration, qualification or filing with, any court, regulatory body, administrative agency, governmental body or arbitrator of the United States or the States of Texas or Delaware or, to the knowledge of such counsel, any third party is required on the part of the Company for the performance by the Company of the transactions contemplated by this Agreement, except (A) such as have been obtained under the Act the Exchange Act and the Rules, (B) such as may be required under applicable Blue Sky laws, rules and regulations in connection with the offer, sale and distribution of such Shares by the Underwriters and (C) such as may be required by the NASD (as to which, with regard to clauses (B) and (C), such counsel need express no opinion);

          (xix) the Selling Stockholder has duly executed and delivered this Agreement and the Custody Agreement, and assuming the due authorization, execution and delivery of this Agreement by the Representatives and the Custody Agreement by the Custodian, this Agreement and the Custody Agreement are enforceable against the Selling Stockholder except to the extent that (A) enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws relating to or affecting the rights and remedies of creditors generally, (B) the remedy of specific performance and other forms of equitable relief may be subject to certain defenses and to the discretion of the court before which a proceeding may be brought, and (C) the enforcement of rights to indemnity and contribution under this Agreement and the Custody

     Agreement may be limited by federal and applicable Blue Sky laws or principles of public policy underlying such laws;

          (xx) the execution and delivery by the Selling Stockholder of this Agreement and the Custody Agreement did not, and the performance by the Selling Stockholder of its obligations hereunder and thereunder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby (other than the performance of the Selling Stockholder's indemnification and contribution obligations hereunder, as to which such counsel need express no opinion) will not (with or without the giving of notice or the passage of time or both), result in any breach of or default under, any agreement listed on Schedule III to which the Selling Stockholder is a party or result in any violation in any material respect of any constitution, statute or law or any judicial or administrative decree, writ, judgment, order, rule or regulation to which, to the knowledge of such counsel, the Selling Stockholder is subject;

          (xxi) to the knowledge of such counsel, upon the delivery and payment for the Selling Stockholder Shares as contemplated in the Agreement, each of the Underwriters will receive such Shares purchased by it from the Selling Stockholder, free and clear of any adverse claim, assuming, for the purpose of such opinion, that the Underwriters purchased the same in good faith without notice of any adverse claims; and

          (xxii) no consent, approval, authorization, order or other action of, or notice to or registration, qualification or filing with, any court, regulatory body, administrative agency, governmental body or arbitrator of the United States or the States of Texas or Delaware or, to the knowledge of such counsel, any third party is required on the part of the Selling Stockholder for the performance by the Selling Stockholder of the transactions contemplated by this Agreement and the Custody Agreement, except (A) such as have been obtained under the Act the Exchange Act and the Rules, (B) such as may be required under applicable Blue Sky laws, rules and regulations in connection with the offer, sale and distribution of such Shares by the Underwriters and (C) such as may be required by the NASD (as to which, with regard to clauses (B) and (C), such counsel need express no opinion).

     In addition, such counsel shall state that although they do not assume any responsibility for the accuracy, completeness or fairness of the information and statements contained in the Registration Statement or the Prospectus, other than those mentioned in subparagraphs (x) and (xi) above, on the basis of the foregoing, no facts have come to its attention that lead it to believe that the Registration Statement, on the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time the Prospectus was issued or on the Closing Date or the Option Closing Date, as applicable, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no belief regarding the financial statements and notes and schedules thereto and other financial and statistical data included in or omitted from the Registration Statement or the Prospectus.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the Texas Business Corporation Act or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date or the Option Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholder and responsible officers of the Company and public officials.

     (c) The Representatives shall have received the opinion of Alston & Bird LLP, counsel to the Underwriters, dated as of the Closing Date, and if applicable, each Option Closing Date with respect to the incorporation of the Company, the validity of the Shares delivered on such Closing Date, the Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (d) The Representatives shall have received at or prior to the Closing Date from Alston & Bird LLP a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the registration, qualification or exemption therefrom for offering and sale by the Underwriters of the Shares under the Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated.

     (e) On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional two (2) conformed copies of such accountants' letter for each of the several Underwriters).

     (f) On each of the Closing Date and each Option Closing Date, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to paragraph (e) of this Section 6, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Option Closing Date, as the case may be (and the Representatives shall have received an additional two (2) conformed copies of such accountants' letter for each of the several Underwriters).

     (g) Neither the Company nor any of the Subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in either such case is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the Public Offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

     (h) On or after the date of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company, any of its Subsidiaries or affiliates, or Conn Funding II, L.P. by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act.

     (i) On or after the date of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation or disruption in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or the establishment of minimum or maximum prices for trading or maximum ranges for prices of securities on the New York Stock Exchange or the Nasdaq National Market; (ii) a suspension or material limitation or disruption in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either federal or New York State or Texas authorities or a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (iv) the outbreak or escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
(v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the Public Offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

     (j) The Shares shall have been approved for listing on the Nasdaq National Market, subject only to official notice of issuance.

     (k) On or prior to the date of this Agreement, the Company shall have furnished to the Representatives lock-up agreements, in form and substance satisfactory to the Representatives and attached hereto as Exhibit A, Exhibit B or Exhibit C, from each director and executive officer of Conn's, Inc., other than the Selling Stockholder and from Wallis Gregorcyk and such agreements shall be in full force and effect on the Closing Date and each Option Closing Date.

     (l) The Company shall have furnished to the Representatives evidence of the due qualification of the Company and the Subsidiaries to transact business in the jurisdictions set forth on Schedule II.

     (m) The Representatives shall have received on the Closing Date and on each Option Closing Date, as the case may be, a certificate or certificates of the Company, executed by the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date and each Option Closing Date, as the case may be, each of them severally represents as follows:

          (i) (A) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date and on and as of each Option Closing Date, as the case may be, and (B) the Company has complied with all of its agreements and covenants and has satisfied all of the conditions on its part to be performed or satisfied as of or prior to the Closing Date and as of or prior to each Option Closing Date, as the case may be.

          (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, such Registration Statement and Prospectus did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

     (n) The Representatives shall have received on the Closing Date a certificate from the Selling Stockholder to the effect that, as of the Closing Date, the Selling Stockholder represents as follows:

          (i) (A) the representations and warranties of the Selling Stockholder in this Agreement are true and correct on and as of the Closing Date, and
     (B) the Selling Stockholder has complied with all of his agreements and covenants and has satisfied all of the conditions on his part to be performed or satisfied as of or prior to the Closing Date.

          (ii) The Selling Stockholder has carefully examined the Registration Statement and the Prospectus and, in his opinion, such Registration Statement and Prospectus did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading

     (o) On or before each of the Closing Date and each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     (p) The Company and the Representatives shall have received from Sanders Morris Harris Inc. (the "QIU") a letter, dated as of the Closing Date and in form and substance satisfactory to the Company that:

          (i) The QIU is a member of the NASD and is qualified to act as a

     "qualified independent underwriter" within the meaning of paragraph (b)(15) of NASD Rule 2720.

          (ii) The QIU has participated in the preparation of the Registration Statement and the Prospectus relating to the offer and sale of the Shares and has exercised the usual standards of `due diligence" in respect thereto.

          (iii) The QIU has undertaken the legal responsibilities and liabilities of an underwriter under the Act, specifically including those inherent in Section 11 of the Act.

          (iv) Based upon (A) a review of the Company, including an examination of the Registration Statement, information regarding the earnings, assets, capital structure, and growth rate of the Company, and other pertinent financial and statistical data, (B) inquiries of and conferences with management of the Company and its counsel and independent public accountants regarding the business and prospects of the Company, (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the QIU to be comparable to the Company, and the demand for securities of comparable companies similar to the Shares, and (D) such other studies, analyses, and investigations as the QIU deems appropriate, and assuming the offering and sale of the Shares is made as contemplated in the Prospectus, the QIU has recommended a maximum initial public offering price for the Shares.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by confirmed telefax at or prior to the Closing Date or, if applicable, any Option Closing Date. In such event, the Company, the Selling Stockholder and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5, 7 and 8 hereof).

     7. Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls within the meaning of the Act and the Rules any Underwriter from and against any and all losses, claims, damages, and liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or Preliminary Prospectus, in light of the circumstances in which such statements were made) not misleading; and the Company will reimburse each Underwriter and each such controlling person for legal and other expenses incurred in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 below; and provided further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the indemnity contained in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, to the extent that a prospectus relating to such Shares was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus as then amended or supplemented, if the Company had previously furnished copies thereof to such Underwriter. This indemnity will be in addition to any liability which the Company may otherwise have.

     The Company agrees to indemnify and hold harmless Stephens and each person, if any, who controls Stephens within the meaning of either the Act or the Exchange Act (the "Designated Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

     (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls within the meaning of the Act and the Rules any Underwriter from and against any and all losses, claims, damages, and liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Selling Stockholder in Section 1(b) of this Agreement; or (ii) any untrue statement or alleged untrue statement of any material fact contained under the caption "Principal and Selling Stockholders" in the Prospectus and each supplement thereto, insofar as such information relates to the Selling

Stockholder, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances in which such statements were made) not misleading; and the Selling Stockholder will reimburse each Underwriter and each such controlling person for legal and other expenses incurred in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 below; provided further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the indemnity contained in this Section 7(b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, to the extent that a prospectus relating to such Shares was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus as then amended or supplemented, if the Company had previously furnished copies thereof to such Underwriter; and provided further that the Selling Stockholder shall only be liable pursuant to this Section 7(b)(ii) only to the extent that any untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement, the Preliminary Prospectus or the Prospectus is based upon written information furnished to the Company by him, in his individual capacity as a Selling Stockholder, specifically for use therein. This indemnity will be in addition to any liability which the Selling Stockholder may otherwise have. In no event shall the liability of the Selling Stockholder pursuant to this Section or Section 7(e) exceed the net proceeds received by the Selling Stockholder with respect to the sale of the Shares.

     (c) Each Underwriter severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Stockholder and each person, if any, who controls within the meaning of the Act and the Rules the Company from and against any losses, claims, damages or liabilities to which the Company, the Selling Stockholder or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, and will reimburse any legal or other expenses incurred by the Company, the Selling Stockholder or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable under this Section 7(c) only to the extent that such untrue statement, or alleged untrue statement has been made in the Registration Statement, any Preliminary

Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives expressly for use in the preparation thereof, which information is described in Section 12. This indemnity will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section 7 or
Section 8 of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7 or Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7 or Section 8. In case any such action or proceeding is brought against any party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 or Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Entities for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (B) the indemnifying party has failed to assume the defense and employ counsel, or (C) the named parties to any such action (including any impleaded parties) including such indemnified party and the indemnifying party, as the case may be, and such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that (X) the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys (in addition to any local counsel) for all such indemnified parties, which firm shall be designated in writing by the indemnified parties, and that (Y) all such reasonable fees and expenses shall be reimbursed as they are incurred.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 or
Section 8 is for any reason held to be unavailable to an indemnified party under subsection (a) or (b) above with respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Underwriters from the Public Offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the parties in connection with the statements, omissions or other conduct which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder bears to the underwriting discounts and commissions received by the Underwriters. The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any such action or claim.

     The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 or
Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint.

     (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 or Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     8. Qualified Independent Underwriter. The Company hereby confirms that at its request and pursuant to a letter agreement dated October 15, 2003 among the Company, Stephens and the QIU, the terms of which are incorporated herein by reference, the QIU acted as "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the Public Offering. The Company will indemnify and hold harmless the QIU and each person who controls the QIU within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability results from the gross negligence or willful misconduct of the QIU or any misrepresentation or breach of warranty by the QIU under the terms of such letter agreement. As compensation for the services of the QIU hereunder, Stephens agrees to pay the QIU $50,000 on the Closing Date and to reimburse the QIU for all reasonable expenses, including fees and disbursements of counsel, incurred by it as the QIU. The price at which the Shares will be sold to the public shall not be higher than the maximum price recommended by the QIU.

     9. Representations, Warranties and Agreements to Survive Delivery. The respective representations, warranties and agreements of the Company, the Selling Stockholder, the several Underwriters and the officers of the Company herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 7 and Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriters or any controlling person, or by or on behalf of the Company, any of its officers, directors or controlling persons or the Selling Stockholder, and shall survive delivery of the Underwritten Shares and, if appropriate, the Option Shares to the Representatives or termination of this Agreement.

     10. Default by Underwriters. If any Underwriter shall fail to purchase and pay for the Shares which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any default on the part of the Company or the Selling Stockholder), you, as the Representatives of the Underwriters, shall use your commercially reasonable efforts to procure within twenty-four hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholder such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such twenty-four hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Shares which the Underwriters are obligated to purchase hereby, the other Underwriters shall be obligated, severally, in proportion to the respective number of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or
(b) if the aggregate number of Shares with respect to which such default shall occur exceeds 10% of the Shares covered hereby, the Company or you, as the Representatives of the Underwriters, will have the right, by written notice given within the next twenty-four hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters, the Company or the Selling Stockholder except to the extent provided in Section 7 or Section 8 hereof (provided that if such default occurs with respect to Option Shares after the Closing Date, this Agreement will not terminate as to the Underwritten Shares or any Option Shares purchased prior to such termination). In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the time of closing may be postponed for such period, not to exceed seven days, as you, as the Representatives, may determine in order that the required changes in the Registration Statement, the Prospectus or in any other documents or arrangements may be effected. The term "Underwriters" includes any person substituted for a defaulting Underwriter. Any action taken under Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     11. Notices. All notices and communications hereunder shall be in writing and, except as otherwise provided in, will be mailed, delivered or telefaxed and confirmed as follows: if to the Underwriters, c/o the Representatives as follows: to Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201,
Attention: Sandra Farmer, with a copy to M. Hill Jeffries, Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309, if to the Company or to the Selling Stockholder, to Conn's, Inc. 3925 College Street, Beaumont, Texas 77701, Attention: Thomas J. Frank, Sr., with a copy to Thomas W. Hughes, Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270.

     12. Information Furnished by Underwriters. The information set forth in the
Prospectus: (a) in the final paragraph on the cover page, (b) in the fourth paragraph under the caption "Shares Eligible for Future Sale," relating to the early release of shares from lock-up agreements, (c) in the table under the caption "Underwriting," listing the Underwriters and the number of shares each has agreed to purchase, (d) in the fourth paragraph under the caption "Underwriting," relating to the concession to dealers and the re-allowance to certain other dealers and the delivery of the Shares, (e) in the first paragraph under the caption "Underwriting--Lock-up Agreements," relating to the early release of shares from lock-up agreements and (f) in the first paragraph under the caption "Underwriting--Underwriters' Market Activities," constitute the written information furnished by or on behalf of any Underwriters referred to in paragraph (a) (vi) of Section 1 hereof and in paragraphs (a) and (b) of Section 7 hereof.

     13. Successors. This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholder and their respective successors, executors, administrators, heirs, and assigns, and the officers, directors and controlling persons referred to herein, and except as provided herein no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

     14. Miscellaneous. The Representatives will act for the several Underwriters in connection with the Public Offering, and any action under this Agreement taken by the Representatives jointly or by Stephens will be binding upon all of the Underwriters.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision of this Agreement. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAW PRINCIPLES THEREOF. The Company and the Selling Stockholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholder and the several Underwriters in accordance with its terms.

         Very truly yours,

         CONN'S, INC.

         By:__________________________
         Name: _______________________
         Title: ________________________

         CONN APPLIANCES, INC.

         By:__________________________
         Name: _______________________
         Title: ________________________

         ------------------------------
         THOMAS J. FRANK, SR.


The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

STEPHENS INC.
SUNTRUST CAPITAL MARKETS, INC.

By:  Stephens Inc.

         By:__________________________
         Name: _______________________
         Title: ________________________

As Representatives of the several Underwriters named in Schedule I hereto

                                   Schedule I

    Underwriter                                   Number of Underwritten Shares
    -----------                                   -----------------------------

Stephens Inc.
SunTrust Capital Markets, Inc.


                                                              -----------------
         Total

                                                              =================

                                   Schedule II

Texas
Louisiana

                                  Schedule III

                                    Exhibit A

                            Form of Lockup Agreement

Conn's, Inc.
Conn Appliances, Inc.
3295 College Street
Beaumont, Texas 77701

Stephens Inc.
SunTrust Capital Markets, Inc.
as Representatives of the Several Underwriters
c/o Stephens Inc.
  111 Center Street
  Little Rock, Arkansas 72201

Dear Sirs:

     As an inducement to the Underwriters to execute the Underwriting Agreement pursuant to which an offering will be made that is intended to result in the establishment of a public market for the common stock, par value $0.01 per share (the "Common Stock"), of Conn's, Inc. (together with any successor (by merger or otherwise) thereto, the "Company"), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Common Stock (the "Public Offering Date"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or shares of common stock, par value $0.01 per share, of Conn Appliances, Inc. or securities convertible into or exchangeable or exercisable for any such shares beneficially owned by the undersigned (all of such shares and other securities being referred to collectively hereinafter as the "Securities"), enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Stephens Inc., except for (1) the transfer by the undersigned of Securities in connection with the merger of Conn's Merger Sub, Inc. with and into Conn Appliances, Inc.,
(2) the transfer by the undersigned of Securities to the Company in connection with a redemption of Securities, (3) bona fide gifts, provided the recipient of such gift shall agree to be bound by this Agreement for the remainder of such 180 day period, and (4) in connection with merger or a transaction to acquire a majority of the capital stock of the Company or Conn Appliances, Inc. pursuant to an offer made on substantially the same terms to all of the Company's or Conn Appliances, Inc.'s stockholders.

     Any Securities received upon exercise of options granted to the undersigned and any Securities acquired by the undersigned in the Company's directed share program will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement.

     In furtherance of the foregoing, Conn Appliances, Inc., the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Securities if such transfer would constitute a violation or breach of this Agreement.

     This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before March 23, 2004.

                                            Very truly yours,

                                            ____________________________________

                                            ____________________________________
                                            Printed Name(s)


                                            Date:  ______________, 2003

                                    Exhibit B

                       Alternate Form of Lockup Agreement

Conn's, Inc.
Conn Appliances, Inc.
3295 College Street
Beaumont, Texas 77701

Stephens Inc.
SunTrust Capital Markets, Inc.
as Representatives of the Several Underwriters
c/o Stephens Inc.
  111 Center Street
  Little Rock, Arkansas 72201

Dear Sirs:

     As an inducement to the Underwriters to execute the Underwriting Agreement pursuant to which an offering will be made that is intended to result in the establishment of a public market for the common stock, par value $0.01 per share (the "Common Stock"), of Conn's, Inc. (together with any successor (by merger or otherwise) thereto, the "Company"), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Common Stock (the "Public Offering Date"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or shares of common stock, par value $0.01 per share, of Conn Appliances, Inc. or securities convertible into or exchangeable or exercisable for any such shares beneficially owned by the undersigned (all of such shares and other securities being referred to collectively hereinafter as the "Securities"), enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Stephens Inc., except for (1) the transfer by the undersigned of Securities in connection with the merger of Conn's Merger Sub, Inc. with and into Conn Appliances, Inc.,
(2) the transfer by the undersigned of Securities to the Company in connection with a redemption of Securities, and (3) the transfer by the undersigned, prior to the closing of the public offering, of Securities then beneficially owned by the undersigned to a voting trust pursuant to which the undersigned would retain the undersigned's proprietary interests in such Securities but transfer certain voting rights to the voting trustee.

     Any Securities received upon exercise of options granted to the undersigned or in the Company's directed share program will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this

Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement.

     In furtherance of the foregoing, Conn Appliances, Inc., the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Securities if such transfer would constitute a violation or breach of this Agreement.

     This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before March 23, 2004.

                                            Very truly yours,


                                            ____________________________________

                                            ____________________________________
                                            Printed Name(s)


                                            Date:  ______________, 2003

                                   Exhibit C

                    Second Alternate Form of Lockup Agreement

Conn's, Inc.
Conn Appliances, Inc.
3295 College Street
Beaumont, Texas 77701

Stephens Inc.
SunTrust Capital Markets, Inc.
as Representatives of the Several Underwriters
c/o Stephens Inc.
    111 Center Street
    Little Rock, Arkansas 72201

Dear Sirs:

     As an inducement to the Underwriters to execute the Underwriting Agreement pursuant to which an offering will be made that is intended to result in the establishment of a public market for the common stock, par value $0.01 per share (the "Common Stock"), of Conn's, Inc. (together with any successor (by merger or otherwise) thereto, the "Company"), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Common Stock (the "Public Offering Date"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or shares of common stock, par value $0.01 per share, of Conn Appliances, Inc. or securities convertible into or exchangeable or exercisable for any such shares beneficially owned by the undersigned (all of such shares and other securities being referred to collectively hereinafter as the "Securities"), enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Stephens Inc., except for (1) the transfer by the undersigned of Securities in connection with the merger of Conn's Merger Sub, Inc. with and into Conn Appliances, Inc.,
(2) the transfer by the undersigned of Securities to the Company in connection with a redemption of Securities, (3) bona fide gifts, provided the recipient of such gift shall agree to be bound by this Agreement for the remainder of such 180 day period, (4) in connection with merger or a transaction to acquire a majority of the capital stock of the Company or Conn Appliances, Inc. pursuant to an offer made on substantially the same terms to all of the Company's or Conn Appliances, Inc.'s stockholders, and (5) in any 30 day period, the transfer by the undersigned of not more than 12,500 shares of Common Stock, provided, however, that the undersigned may not transfer more than 50,000 shares of Common Stock pursuant to this clause
(5).

     Any Securities received upon exercise of options granted to the undersigned or acquired by the undersigned in the Company's directed share program will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement.

     In furtherance of the foregoing, Conn Appliances, Inc., the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Securities if such transfer would constitute a violation or breach of this Agreement.

     This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before March 23, 2004.

                                        Very truly yours,

                                        _______________________________________

                                        _______________________________________
                                        Printed Name(s)

                                        Date:  ______________, 2003